                                                                   Exhibit 10.7

                             AMENDED AND RESTATED
                         AGREEMENT AND PLAN OF MERGER
                                 LAKELAND BANK
                               (Receiving Bank)

                                      and

                            METROPOLITAN STATE BANK
                                (Merging Bank)


       This Amended and Restated Agreement and Plan of Merger is made on the 8th day of December, 1999, between Lakeland Bank, a New Jersey state chartered banking association ("Lakeland"), and Metropolitan State Bank, a New Jersey state chartered banking association ("Metropolitan").

                                I.  BACKGROUND

       Both Lakeland and Metropolitan are wholly-owned subsidiaries of Lakeland Bancorp, Inc., a New Jersey bank holding company ("Bancorp"). Bancorp has determined that it is in Lakeland's and Metropolitan's best interests to merge Metropolitan into Lakeland (the "Merger").

       NOW, THEREFORE, in consideration of these premises and the mutual covenants contained herein, the parties agree as follows:

            II.  TERMS OF MERGER; CONVERSION OF SHARES

       2.1 The name of the merging bank is Metropolitan State Bank. Metropolitan has its principal office located at 166 Changebridge Road, Montville, New Jersey 07045 and has a branch office located at 1275 Bloomfield Avenue, Fairfield, New Jersey 07004.

       2.2 The name of the receiving bank is Lakeland Bank. Lakeland has its principal administration office located at 250 Oak Ridge Road, Oak Ridge, New Jersey 07438 and has branch offices located at the addresses listed on Exhibit A
                                                                       ---------
to this Agreement.

       2.3 Upon consummation of the Merger, the receiving bank shall be known as Lakeland Bank.

       2.4 At the effective time of the Merger, Metropolitan shall be merged into Lakeland Bank. Lakeland Bank shall succeed to all of the rights, obligations, assets, and liabilities of Metropolitan, as provided by law. The present certificate of incorporation, by-laws, directors, and officers of Lakeland Bank shall not be changed by the Merger.

       2.5  The directors of the receiving bank shall be:

                              Mark J. Fredericks
                              Robert B. Nicholson
                                Arthur L. Zande
                                  Roger Bosma
                                Bruce G. Bohuny
                                Mary Ann Deacon
                              John W. Fredericks
                              Paul P. Lubertazzi
                                 Joseph O'Dowd
                                John Pier, Jr.

       2.6  The officers of the receiving bank shall be:

                  John W. Fredericks - Chairman of the Board
               Robert B. Nicholson - Vice Chairman of the Board
                          Arthur L. Zande - President
                Bruce G. Bohuny - Vice President and Secretary
                William Eckhardt - Vice President and Treasurer
                           Harry Cooper - Controller
                      Joseph F. Catalano - Vice President
                       Gordon A. Clark - Vice President
                     Antionette Galluccio - Vice President
                         Philip Davis - Vice President
                     Michael A. Minatelli - Vice President
                        John McNamara - Vice President
                         Edwin Smith - Vice President

       2.7 Upon consummation of the Merger, the location of the principal administration office of the receiving bank shall be 250 Oak Ridge Road, Oak Ridge, New Jersey 07438.

       2.8 Upon consummation of the Merger, the locations of the branch offices of the receiving bank are listed on Exhibit B attached hereto.
                                    ---------

       2.9 The Merger shall be effective as of the close of business on the first date on which all requisite regulatory approvals have been received, all statutory writing periods have expired and Lakeland and Metropolitan have filed certifications with the New Jersey Department of Banking that the sole shareholder of each corporation has approved this Agreement and the Merger in accordance with Section 17:9A-137 of the New Jersey Banking Act of 1948.

       2.10 Upon completion of the Merger, the receiving bank will have capital stock equal to $4,504,778, which shall be divided into 1,801,911 shares, par value of $2.50 per share, and capital surplus of $16,498,881.

       2.11 At the effective time of the Merger, the 711,868 outstanding shares of Metropolitan, all of which are owned by Bancorp, shall be exchanged for the cash payment by Lakeland to Bancorp of five dollars and no cents ($5.00).

                              III.  MISCELLANEOUS

       3.1 This Agreement may not be amended or supplemented except by a writing executed by all the parties hereto.

       3.2 The captions and section headings of this Agreement are included for convenience and reference only, shall not be deemed or construed to be a part of this Agreement, and shall in no way define, limit, describe or otherwise affect this Agreement or any part thereof.

       3.3 This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to their respective successors and assigns.

       3.4 This Agreement shall be governed by and construed according to the laws of the State of New Jersey.

                           [Signature page follows]

       IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by its duly authorized officer.


                                    METROPOLITAN STATE BANK


                                    By:   /s/ Paul P. Lubertazzi
                                       -------------------------
                                    Name:  Paul P. Lubertazzi
                                    Title:  Chairman, President and CEO


                                    LAKELAND BANK



                                    By:   /s/ Arthur L. Zande
                                       -------------------------
                                    Name:  Arthur L. Zande
                                    Title:  Chairman and CEO

                                   EXHIBIT A
                   Lakeland Bank Offices (Prior to Merger):


Newfoundland (Principal Banking) Office:        Bloomingdale Office:
One Lakeland Plaza                              28 Main Street
Newfoundland, New Jersey  07435                 Bloomingdale, New Jersey  07403
973.697.2040                                    973.838.7300

Butler Office:                                  Byram Office:
1410 Route 23                                   80 U.S. Highway 206
Butler, New Jersey  07405                       Stanhope, New Jersey  07874
973.838.1133                                    973.448.2961

Carey Ave. Office:                              Hewitt Office:
6 Carey Avenue                                  1943 Union Valley Road
Butler, New Jersey  07405                       Hewitt, New Jersey  07421
973.283.9488                                    973.728.7100

Milton Office:                                  Newton Office:
5729 Berkshire Valley Road                      One Cochran Plaza
Oak Ridge, New Jersey  07438                    Newton, New Jersey  07860
973.697.4600                                    973.579.1114

Ringwood Office:                                Rockaway Office:
45 Skyline Drive                                Rockaway Townsquare Mall
Ringwood, New Jersey  07456                     Rockaway, New Jersey  07866
973.962.4400                                    973.989.8627

Sparta Office:                                  Wanaque Office:
117 Sparta Avenue                               103 Ringwood Avenue
Sparta, New Jersey  07871                       Wanaque, New Jersey  07465
973.729.8181                                    973.839.5000

Wantage Office:                                 West Milford Office:
205 State Route 23                              1527 Union Valley Road
Sussex, New Jersey  07461                       West Milford, New Jersey  07480
973.875.3136                                    973.728.7780

Wharton Office:                                 Wyckoff Office:
350 North Main Street                           637 Wyckoff Avenue
Wharton, New Jersey  07885                      Wyckoff, New Jersey  07481
973.989.1520                                    201.847.2480

                                   EXHIBIT B
             Lakeland Bank Offices (After Consummation of Merger):


Newfoundland (Principal Banking)Office:         Bloomingdale Office:
One Lakeland Plaza                              28 Main Street
Newfoundland, New Jersey  07435                 Bloomingdale, New Jersey  07403
973.697.2040                                    973.838.7300

Butler Office:                                  Byram Office:
1410 Route 23                                   80 U.S. Highway 206
Butler, New Jersey  07405                       Stanhope, New Jersey  07874
973.838.1133                                    973.448.2961

Carey Ave. Office:                              Hewitt Office:
6 Carey Avenue                                  1943 Union Valley Road
Butler, New Jersey  07405                       Hewitt, New Jersey  07421
973.283.9488                                    973.728.7100

Milton Office:                                  Newton Office:
5729 Berkshire Valley Road                      One Cochran Plaza
Oak Ridge, New Jersey  07438                    Newton, New Jersey  07860
973.697.4600                                    973.579.1114

Ringwood Office:                                Rockaway Office:
45 Skyline Drive                                Rockaway Townsquare Mall
Ringwood, New Jersey  07456                     Rockaway, New Jersey  07866
973.962.4400                                    973.989.8627

Sparta Office:                                  Wanaque Office:
117 Sparta Avenue                               103 Ringwood Avenue
Sparta, New Jersey  07871                       Wanaque, New Jersey  07465
973.729.8181                                    973.839.5000

Wantage Office:                                 West Milford Office:
205 State Route 23                              1527 Union Valley Road
Sussex, New Jersey  07461                       West Milford, New Jersey  07480
973.875.3136                                    973.728.7780

Wharton Office:                                 Wyckoff Office:
350 North Main Street                           637 Wyckoff Avenue
Wharton, New Jersey  07885                      Wyckoff, New Jersey  07481
973.989.1520                                    201.847.2480

Montville Office:                               Fairfield Office:
166 Changebridge Road                           1275 Old Bloomfield Avenue
Montville, New Jersey  07045                    Fairfield, New Jersey  07004
973.882.0800                                    973.575.7373